UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 12, 2004

TRM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Oregon	0-19657	93-0809419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5208 N.E. 122nd Avenue
Portland, Oregon 97230

(Address of Principal Executive Offices) (Zip Code)

(503) 257-8766

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On November 12, 2004, TRM Corporation issued a press release announcing its financial results for the quarter ended September 30, 2004.  A copy of the press release, including unaudited financial information released as a part thereof, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On November 12, 2004 a webcast and teleconference were held to discuss our financial results for the quarter ended September 30, 2004, pursuant to a press release dated November 9, 2004. Copies of the Webcast Presentation and Teleconference Transcript are furnished as Exhibits 99.2 and 99.3, respectively.

Item 9.01                                            Exhibits

(c)                                  Exhibits.  The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description

99.1	Press Release dated November 12, 2004, announcing financial results for the quarter ended September 30, 2004.

99.2	Webcast Presentation dated November 12, 2004, discussing financial results for the quarter ended September 30, 2004.

99.3	Teleconference Transcript dated November 12, 2004, discussing financial results for the quarter ended September 30, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation
Registrant

Date: November 16, 2004	By:	/s/ Daniel E. O’Brien
Daniel E. O’Brien
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 12, 2004, announcing financial results for the quarter ended September 30, 2004.*

99.2	Webcast Presentation dated November 12, 2004, discussing financial results for the quarter ended September 30, 2004.*

99.3	Teleconference Transcript dated November 12, 2004, discussing financial results for the quarter ended September 30, 2004.*

* Filed electronically herewith